[GRAPHIC OMITTED]

=====================

Kleinwort

Benson

Australian

Income Fund, Inc.

=====================

Semi-Annual Report
April 30, 1998

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Report to Shareholders

--------------------------------------------------------------------------------

Report Highlights

o Positive Australian bond returns offset by currency weakness over the period.

o Australian dollar ended April at US$0.65 versus US$0.685 in January and US$0.70 at the beginning of the fiscal year.

o     Australian underlying inflation remains low at 1.5% for the year to March
      1998.

--------------------------------------------------------------------------------

To Our Shareholders,

      Over the six months ended April 30, 1998, the value of the Fund declined due to the weakness in the Australian and New Zealand dollars against the US dollar. The Australian bond market, where the majority of the Fund's assets remain invested, performed well over the period and while the New Zealand bond market did not perform particularly well in capital terms, the Fund's investments in short-term New Zealand dollar bonds provided a high level of income relative to both Australian and US fixed income securities. The Fund continued to invest in the Australian and New Zealand eurobond markets, benefiting from returns free of withholding tax and from attractive income premiums over similar Australian and New Zealand securities issued domestically. At April 30, 1998, the Fund's closing market price was $7.375, a discount of 13.94% to its net asset value of $8.57.

      For the six months ended April 30, 1998, the Fund's total return on net asset value (with distributions reinvested) was -5.47%. The return on market value (also with distributions reinvested) was slightly worse at -6.39%, reflecting a widening of the discount to net asset value over the period. Based on the monthly distribution rate during the period of $0.05 per share and the Fund's closing market price on April 30, 1998, the Fund's distribution yield was 8.14%. This income yield was superior to that available to comparably rated US cash and bond investments. A further analysis of the Fund's performance since inception is provided on page three of this report.

      At the May 28, 1998 meeting of the Fund's Board of Directors, the Board determined to reduce the Fund's monthly distribution rate for the months of June through November 1998 to $0.045 per share, This step was deemed prudent in view of the current net investment income yield on the Fund's portfolio and the weakness of the Australian dollar versus the US dollar. Even at this reduced rate the Fund's distributions are expected to exceed its net investment income and a portion of monthly distributions will most likely represent a non-taxable return of capital or, to the extent permitted by applicable regulations, realized capital gains. Based on the new monthly distribution rate of $0.045 per share and the Fund's closing market price on April 30, 1998, the Fund's distribution yield was 7.32%.

-------------------------
      MARKET SUMMARY
-------------------------

      Recent developments in the Australian and New Zealand economies and debt and foreign exchange markets are covered in more detail in the Economic Review section of this report. In summary, the Australian economy grew at a robust pace over the period, driven by domestic demand, while concerns over the external sector intensified as the Asian

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

financial crisis continued. Inflation appeared to have stopped declining, but remained at historically low levels over the period, allowing the Reserve Bank of Australia to maintain cash rates at 5%. The New Zealand economy remained weak over the second half of 1997, with both domestic and external conditions subdued. Inflation remained at low levels, with very few signs of inflationary pressure emerging despite a sharp weakening of the New Zealand dollar. This decline in the currency prompted the Reserve Bank of New Zealand to move interest rates higher, in order to slow the loosening of monetary conditions.

      The US Treasury market set a mildly positive tone for global bond markets over the first half of the Fund's financial year. Australian bonds improved against a background of the expected deflationary effect of events in Asia and continued low domestic inflation. New Zealand bonds performed less well, partly as a result of concerns over the size of the New Zealand current account deficit, which is one of the largest by percentage of GDP in the OECD. The increase in short-term interest rates also hampered the New Zealand bond market, which was little changed over the period despite continued low inflation. Both the Australian and New Zealand dollars declined against the US dollar over late 1997 and early 1998, as the decline in Asian currencies helped pushed the Australian and New Zealand dollars down. Current account concerns and lower commodity prices were also factors in both cases.

      On behalf of the Board of Directors,


      /s/ Sir Robert Cotton
      Sir Robert Cotton
      Chairman


      /s/ David M. Felder
      David M. Felder
      President

      May 28, 1998

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY

At April 30, 1998, the average maturity of the Fund's Portfolio was 5.1 years, with an average duration of 4.0 years and a current yield to maturity of 6.1 %. Securities rated AAA comprised 76% of the portfolio, with the remaining 24% in AA rated securities.
--------------------------------------------------------------------------------

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Performance from Inception through April 30, 1998

                                                                     (Unaudited)

                   Growth of a Hypothetical $10,000 Investment

                                [GRAPHIC OMITTED]

           [The following information was represented as a line chart in the printed material.]

          Australian Index  Fund Net Asset Value  Fund Market  Value U.S. Index

11/86          10000               10000             10000           10000
4/87           11592               11193             10358            9875
4/88           15204               14526             12826           10468
4/89           16478               15447             14206           11249
4/90           17599               16178             14297           12215
4/91           23151               20823             17979           14002
4/92           26661               23536             22130           15473
4/93           29103               25320             23254           17683
4/94           30218               26383             22880           17867
4/95           32064               27673             23491           19024
4/96           39349               33183             28633           20594
4/97           44094               36501             31130           21933
4/98           42344               34176             28113           24380

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 9.48%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 11.37%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.12%. The Salomon Brothers Australian Government Bond Index has averaged 13.48% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.21% since inception, the Fund has also outperformed the Australian index.

----------------------------------------------------------------------------------------
            Annualized                6                                 10       Since
            Performance            Months*  1 Year  3 Years  5 Years   Years  Inception+
----------------------------------------------------------------------------------------
Fund Market Value(1)               -6.39%   -9.69%   6.17%    3.87%    8.16%     9.48%
----------------------------------------------------------------------------------------
Fund Net Asset Value(2)            -5.47%   -6.37%   7.29%    6.18%    8.93%    11.37%
----------------------------------------------------------------------------------------
Salomon Brothers US Gov't
 Bond Index(3)                      3.60%   11.16%   8.62%    6.63%    8.92%     8.12%
----------------------------------------------------------------------------------------
Salomon Brothers Australian
 Gov't Bond Index(4)               -4.49%   -3.97%   9.71%    7.79%   10.79%    13.48%
----------------------------------------------------------------------------------------

      *     Not Annualized.
      +     Fund commenced operations November 28, 1986.
      (1)   Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
      (2)   Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
   (3)(4)   The Salomon Brothers US and Australian Government Bond Indices are
            US$ based unmanaged indices.

 Please remember that past performance may not be indicative of future results.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

---------------------------
      ECONOMIC REVIEW
---------------------------

Global Background

      The US economy remained robust in late 1997 and through the first quarter of 1998, with American consumers driving an acceleration in economic activity. Exports were weak, reflecting the economic slowdown in South East Asia, but domestic growth kept unemployment on a downward trend. The Japanese economy continued to languish, despite government efforts to stimulate demand. There were further signs of stronger growth in Europe, although stubbornly high unemployment persisted, and progress towards the EMU project continued smoothly. Inflation remained low, and indeed continued to fall, across the world's major economies, despite the level of growth in the US. Global bond markets improved over the six month period against a background of likely deflationary effects from the Asian financial crisis. The yield on the US Treasury long bond fell from 6.2% at the beginning of November to 5.95% at the end of April. Japanese bonds performed slightly less well and German bonds outperformed their US counterparts.

Australia

      Australian GDP growth slowed over the fourth quarter from the pace recorded over the earlier part of the year. GDP(A) rose 0.5% over the fourth quarter, after a rise of 1.1 % in the third quarter of the year, to be up 3.6% over 1997 as a whole. Domestic spending remained reasonably robust, but a large proportion of this consumption was imported, and thus production in Australia was more subdued. In addition, there was a decline in exports over the second half of 1997, consistent with the drop in Asian economic activity. In particular, all sectors of the economy dependent on tourism suffered towards the end of the year and over the first part of 1998. The GDP data revealed an encouraging improvement in productivity, explaining some of the observed divergence between wage growth and inflation.

      Retail Sales slowed slightly over the year end, but remained at firm levels, indicating the ongoing strength of the domestic economy. The trend measure of sales rose 4.3% in the year to March 1998, having peaked at 4.9% in the year to November 1997. The car sales data have shown particular strength in recent months, in response to lower interest rates. Monthly sales data remained volatile, highlighting seasonal adjustment difficulties over the year end. Consumer confidence in April 1998 was little changed from the level recorded in October 1997. According to the Westpac consumer sentiment index, confidence rose into the start of 1998, before falling back sharply in March 1998 on fears over the effect of Asian troubles on Australia.

      The Australian labor market improved over the period under review, with the rate of unemployment falling from 8.4% in October 1997 to 7.9% in April 1998. Total employment increased by an average of 18,000 over the six months to April, and gains were evenly split between full-time and part-time employment. The rate of growth of official employment failed to reach the strength predicted by such leading indicators as the ANZ job advertisements survey. The ANZ survey for April moved to its highest level since March 1995, although some doubt has been cast on the validity of this measure given alterations to the way in which positions are advertised.

      Inflation in Australia continued to run at historically low levels, below the lower end of the Reserve Bank of Australia's 2-3% target range. CPI figures for the March quarter of 1998 were in line with market expectations, with the Treasury underlying rate rising 1.5% over the year to March. This did represent an increase from a rise of 1.4% in the year to December 1997, largely as a result of weak car and food prices being reversed over the first

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

quarter of the year. The headline CPI was still down on year ago levels, reflecting the reduction in mortgage rates (the effect of which is excluded from the underlying inflation rate) over the year. There was no significant boost to inflation from the decline in the Australian dollar, a feature that may well impact future inflation levels.

      Wage inflation figures released over the period gave an uncertain picture of the trend in wage growth. Average weekly ordinary time earnings rose 3.7% in the year to November 1997, after rising 4.4% in the year to August 1997. However, wage growth then increased to 3.9% in the year to February 1998. While this rate was below the Reserve Bank's level of concern, it is unusual that wage inflation has not been dragged lower by failing CPI inflation over the last two years. The Industrial Relations Committee made a slightly higher than expected safety net wage award, but this should not add more than 0.6% to average earnings over the coming year.

      The Australian Balance of Payments became the focus of market attention over the period under review. The current account deficit widened to A$5.7 billion in the December quarter of 1997, from A$4.7 billion in the September quarter. Deterioration in the trade balance, a result of the strong domestic demand and weak export markets, had begun in the September quarter, but was masked by significant Reserve Bank of Australia gold sales. The collapse of trade to the Asian region, and Korea in particular, led to fears that the current account deficit could expand to problematic levels.

New Zealand

      New Zealand economic growth remained subdued over the period under review. The annualized pace of GDP growth fell from 2.9% in the June quarter of 1997 to 2.4% in the September quarter, and again to 2.1% in the final quarter of the year. Growth in the December quarter was driven almost entirely by primary industry output and by inventory accumulation, with survey evidence that the majority of inventory accumulation was involuntary. The service and manufacturing sectors of the economy recorded very low growth over the December quarter, consistent with manufacturing surveys. Retail Sales data remained weak in the first quarter of 1998, suggesting a small contribution from domestic demand in first quarter GDP.

      The New Zealand labor market was reasonably resilient in the face of declining activity. Employment rose 0.4% over the December quarter of 1997, the majority of which was represented by gains in full-time employment. The rate of unemployment declined marginally from 6.8% to 6.7% over the quarter. These figures were not entirely consistent with leading and anecdotal employment indicators, which suggested a weaker labor market. Consumer confidence deteriorated over the early part of 1998, with economic activity slowing and concerns over the effect of the Asian currency crisis intensifying. The Colmar Brunton Survey reported a net 5% of households pessimistic on the outlook for the economy in the December quarter of 1997. In the first quarter of 1998 this had risen to a net 17% of households pessimistic.

      New Zealand inflation was slightly below expectations over the period under review. CPI ex-credit services rose 1.6% in the year to December 1997, and by 1.7% in the year to March 1998. The major positive influence on inflation was a rise in food prices, but this was offset by falling clothing and transport prices. There was a further improvement in the previously stubborn non-tradable goods inflation over the period. However, the weakness of the currency does not seem to have fed into higher tradable goods inflation, with importers unable to pass on price rises to weak domestic consumers. Despite showing some strength over the March quarter of 1998, inflation in the housing sector has

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Economic Review

slowed markedly from the level observed over recent years, particularly in the Auckland area.

      The New Zealand current account continued to deteriorate over the second half of 1997 and became a major concern for fixed income investors while also dampening sentiment towards the New Zealand dollar. The current account deficit widened from 6.7% to 7.8% over the second half of 1997. The trade balance deteriorated over the first quarter of 1998, and there are fears that current account data for the March quarter will show a further deterioration.

Debt Markets

      The Reserve Bank of Australia left official interest rates unchanged at 5.0% over the period, with Asian related weakness balanced by strength in the domestic economy. Over the first three months of 1998, there were growing expectations of a cut in rates, but despite continued low inflation, Reserve Bank policy remained on hold. The Australian bond market improved over the period, with the yield on ten year government bonds falling from 6.2% in early November 1997 to 5.8% in April 1998. While the market drew support from a generally positive US Treasury market, the main support came from the predicted deflationary effect of the Asian financial crisis on the Australian economy. The yield premium on Australian ten year bonds over their US Treasury counterparts declined from 25 basis points to close to zero over the period.

      The weakness of the New Zealand dollar at the start of 1998 led the Reserve Bank of New Zealand to raise short-term interest rates in order to slow the easing in monetary conditions. Short-term rates rose from below 7.5% in late 1997 to 9% at the end of April. The increases in short-term rates hampered the progress of longer bonds, and the yield on ten year maturities rose slightly from 6.65% to 6.8% over the period, having peaked at 7.4%. In addition, there were concerns over the size of the New Zealand current account deficit, despite domestic bond fundamentals remaining supportive.

Australian and New Zealand Dollars

      The Australian dollar was volatile over the period under review, ending lower against the US dollar but little changed in trade-weighted terms. The currency declined sharply from US$0.70 to just above US$0.55 over the last two months of 1997. There were two major factors in the Australian dollar's fall. Firstly, was a sharp decline in the currencies of Australia's Asian trading partners, chiefly South Korea and Japan. In addition, the price of gold, still a key export commodity, was in trend decline, along with commodity prices in general. The reversal of these trends over early 1998 allowed the Australian dollar to recover to US$0.69, but the decline continued over the remainder of the period, with the Asian concerns nearly returning and concerns over the Australian current account emerging. The currency finished April just over US$0.65, but has weakened slightly further during May.

      The New Zealand dollar was also weak against the US dollar over the period under review and declined in tradeweighted terms as well. The currency fell from US$0.63 at the start of November to just above US$0.55 at the end of April 1998. The New Zealand currency has been subject to many of the same pressures as the Australian dollar in recent months, as while it is less exposed to the gold price, the New Zealand economy has close links with the Asian region. In addition, the level of the New Zealand current account deficit undermined foreign confidence in the New Zealand dollar. The weakness in the domestic economy led to expectations that interest rates would fall in the medium term, so the increase in short rates was viewed as temporary, and gave little support to the currency. During this period, the New Zealand dollar has declined relative to the Australian dollar.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Portfolio of Investments and Cash on Deposit

                                                                                   April 30, 1998
                                                                                     (Unaudited)

Long-Term Investments -- 97.1%
Principal Amount                                                                     Value (US$)
----------------                                                                     -----------
Australian Government and Semi-Government Bonds -- 66.7%
                  Eurobonds -- 45.9%
    A$ 2,000,000  State Bank of South Australia          9.5% due 10/15/02 ......   $  1,481,442
       5,000,000  Australian Industrial Development      9.25% due 2/17/03 ......      3,704,258
                   Corp.
       1,300,000  State Bank of New South Wales          9.25% due 2/18/03 ......        962,174
       3,300,000  Export Finance & Insurance Corp.       9% due 3/26/03 .........      2,423,716
      16,450,000  Queensland Treasury Corp.              8% due 5/14/03 .........     11,821,134
       2,750,000  State Bank of South Australia          10.5% due 6/23/03 ......      2,142,811
       1,500,000  South Australian Government Bond       7.25% due 9/22/03 ......      1,032,861
       2,500,000  Australian Industrial Development      8.75% due 7/20/04 ......      1,855,390
                   Corp.
      22,400,000  Queensland Treasury Corp.              6.5% due 6/14/05 .......     15,096,049
       2,200,000  Treasury Corp. of Victoria             9% due 6/27/05 .........      1,679,896
       1,000,000  Commonwealth Bank of Australia         9% due 8/15/05 .........        758,853
       6,000,000  New South Wales Treasury Corp.         6.5% due 5/01/06 .......      4,028,479
                                                                                    ------------
                                                                                      46,987,063
                                                                                    ------------
                  Domestic Bonds -- 20.8%
    A$10.000,000  Commonwealth Government Bond           12% due 11/15/01 .......      7,919,750
       7,000,000  Western Australia Treasury Corp.       8% due 7/15/03 .........      5,030,680
       4,000,000  Victorian Public Finance Authority     12.5% due 10/15/03 .....      3,427,261
       6,000,000  Commonwealth Government Bond           10% due 2/15/06 ........      4,946,312
                                                                                    ------------
                                                                                      21,324,003
                                                                                    ------------
Total Australian Government and Semi-Government Bonds -- (Cost $67,123,358)           68,311,066
                                                                                    ------------
Australian Eurobonds -- 16.5%
    A$ 3,500,000  DSL Finance N.V.                       10.25% due 4/7/00 ......      2,475,664
       6,000,000  Morgan Guaranty Trust Co.              8% due 4/18/01 .........      4,151,284
       2,000,000  Bayerische Vereinsbank                 8.75% due 5/17/01 ......      1,413,543
       5,000,000  Nederlande Waterschapshank N.V.        7% due 3/15/02 .........      3,405,234
       4,000,000  National Australia Bank                7% due 7/23/04 .........      2,724,292
       3,500,000  Bayerische Vereinsbank                 10.25% due 10/28/04 ....      2,769,219
                                                                                    ------------
Total Australian Eurobonds -- (Cost $18,363,629)                                      16,939,236
                                                                                    ------------

New Zealand Eurobonds -- 12.1%
   NZ$ 5,000,000  Province of Alberta                    8% due 10/30/98 ........      2,762,918
       2,500,000  General Electric Capital Corp.         8.75% due 5/21/99 ......      1,390,250
       4,000,000  I.B.R.D.                               7% due 9/18/00 .........      2,174,671
       4,000,000  European Investment Bank               8.5% due 5/30/01 .......      2,247,553
       7,000,000  Federal National Mortgage Association  7.25% due 6/20/02 ......      3,824,730
                                                                                    ------------
Total New Zealand Eurobonds -- (Cost $14,341,702)                                     12,400,122
                                                                                    ------------

New Zealand Government Bond -- 1.8%
   NZ$ 3,000,000  New Zealand Government Bond            10% due 3/15/02 --            1,810,719
                                                          (Cost $2,227,224)         ------------
Total Long-Term Investments -- (Cost $102,055,913)                                    99,461,143
                                                                                    ------------

Cash on Deposit -- 0.8%

    A$ 1,155,554  Brown Brothers Harriman & Co., upon demand at 3.5625% .........        753,711
   US$    36,439  Brown Brothers Harriman & Co., upon demand at 4.50% ...........         36,439
                                                                                    ------------
Total Cash on Deposit -- (Cost $792,118) ........................................        790,150
                                                                                    ------------
Total Portfolio of Investments and Cash on Deposit-- 97.9% (Cost $102,848,031) ..    100,251,293

Other Assets less Liabilities -- 2.1%                    ........................      2,150,671
                                                                                    ------------
Net Assets -- 100.0%                                                                $102,401,964
                                                                                    ============

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Statements of Assets and Liabilities

                                                         April 30, 1998  October 31, 1997
                                                         --------------  ----------------
                                                          (Unaudited)
ASSETS:
 Investments, at value (cost $102,055,913 and
                        $104,655,105,
                        respectively) .................   $ 99,461,143     $109,765,194
 Cash on deposit:
  Foreign currency (cost $755,679 and $1,369,353,
                    respectively) .....................        753,711        1,327,008
  US dollars ..........................................         36,439           59,629
 Interest receivable ..................................      2,988,880        3,545,878
 Other assets .........................................         32,923           11,637
                                                          ------------     ------------
  Total assets ........................................    103,273,096      114,709,346
                                                          ------------     ------------

LIABILITIES:
 Dividends payable ....................................        597,728          777,047
 Investment advisory fee payable ......................         60,230           67,022
 Directors' fees and expenses payable .................         11,203            6,669
 Other accrued expenses ...............................        201,971          219,580
 ......................................................   ------------     ------------
  Total liabilities ...................................        871,132        1,070,318
                                                          ------------     ------------
  Net assets ..........................................   $102,401,964     $113,639,028
                                                          ============     ============

NET ASSETS:
Net assets were comprised of:
 Common stock, at $0.001 par ..........................   $     11,955     $     11,955
 Paid-in capital ......................................    107,429,899      107,429,899
                                                          ------------     ------------
                                                           107,441,854      107,441,854
 Accumulated net investment loss ......................      (269,167)         (29,034)
 Accumulated net realized gain (loss) on investment and
  foreign currency transactions .......................    (2,065,630)        1,348,352
 Net unrealized appreciation (depreciation) on
  investments and foreign currencies ..................    (2,705,093)        4,877,856
                                                          ------------     ------------
  Net assets ..........................................   $102,401,964     $113,639,028
                                                          ============     ============

 Shares of common stock issued and outstanding ........     11,954,566       11,954,566
                                                          ------------     ------------
 Net asset value per share ............................   $       8.57     $       9.51
                                                          ============     ============

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Statements of Operations
                                                                     (Unaudited)

                                                         Six months ended April 30,
                                                             1998          1997
                                                             ----          ----
NET INVESTMENT INCOME:
Investment Income:
 Interest and discount earned (net of foreign
  withholding taxes of $110,791 and $178,922,
  respectively) ......................................  $ 4,103,824   $ 5,202,693
                                                        -----------   -----------

Expenses:
 Investment advisory fees ............................      370,175       421,292
 Custodian fees ......................................      101,615       117,839
 Directors' fees and expenses ........................       59,549        55,748
 Audit and tax services ..............................       26,245        28,598
 Transfer agent fees .................................       18,824        19,910
 Printing ............................................       18,824        19,367
 Postage .............................................       16,290        13,575
 Legal ...............................................       11,222         9,955
 Stock exchange listing fee ..........................        8,708        10,684
 Insurance ...........................................        1,448         1,810
 Miscellaneous .......................................        5,141         3,450
                                                        -----------   -----------
 Total operating expenses ............................      638,041       702,228
                                                        -----------   -----------
 Net investment income* ..............................    3,465,783     4,500,465
                                                        -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment transactions* ............................      658,774       481,739
 Foreign currency transactions** .....................   (2,721,890)      947,867
                                                        -----------   -----------
 Total net realized gain (loss) ......................   (2,063,116)    1,429,606
                                                        -----------   -----------
Change in unrealized appreciation (depreciation) on:
 Investments* ........................................   (2,279,329)   (3,210,367)
 Foreign currency denominated assets and liabilities**   (5,303,620)   (2,790,964)
                                                        -----------   -----------
 Total net unrealized appreciation (depreciation) ....   (7,582,949)   (6,001,331)
                                                        -----------   -----------
 Net realized and unrealized loss on investments and
  foreign currencies .................................   (9,646,065)   (4,571,725)
                                                        -----------   -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .......................... $ (6,180,282)  $   (71,260)
                                                        ===========   ===========

* Net increase in net assets before foreign currency gain (loss) was $1,845,228 and $1,771,837, respectively.

** Net realized and unrealized foreign currency loss was ($8,025,510) and ($1,843,097), respectively.

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Statements of Changes in Net Assets

                                                                        Six months     Fiscal year
                                                                           ended          ended
                                                                         April 30,     October 31,
                                                                           1998           1997
                                                                       ------------   ------------
                                                                        (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income ..............................................  $  3,465,783   $  8,652,516
 Net realized gain (loss) on investment and
  foreign currency transactions .....................................    (2,063,116)     1,639,815
 Change in unrealized appreciation (depreciation) on investments
  and foreign currency denominated assets and liabilities ...........    (7,582,949)   (11,588,138)
                                                                       ------------   ------------
 Net decrease in net assets resulting from operations ...............    (6,180,282)    (1,295,807)
                                                                       ------------   ------------

Distributions to shareholders:
 From net investment income .........................................    (3,705,916)    (9,360,426)
 From net realized gain on investment and
  foreign currency transactions .....................................    (1,350,866)      (322,773)
                                                                       ------------   ------------
 Net decrease in net assets resulting from
  distributions to shareholders .....................................    (5,056,782)    (9,683,199)
                                                                       ------------   ------------

Capital stock transactions:
 Credit for reversal of unused rights offering expense
  accrual ...........................................................            --        116,885
                                                                       ------------   ------------
 Net increase in net assets from capital stock transactions .........            --        116,885
                                                                       ------------   ------------

  Total decrease in net assets ......................................   (11,237,064)   (10,862,121)
                                                                       ------------   ------------

NET ASSETS:
 Beginning of period ................................................   113,639,028    124,501,149
                                                                       ------------   ------------
 End of period (including accumulated undistributed
  net investment income of ($269,167) and ($29,034),
  respectively) .....................................................  $102,401,964   $113,639,028
                                                                       ============   ============

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Financial Highlights

                                                        Six months
                                                          ended
                                                         April 30,             Fiscal years ended October 31,
                                                           1998       1997        1996       1995      1994      1993
                                                        ----------  --------    --------   -------   -------   -------
                                                        (Unaudited)
PER SHARE DATA:
 Net asset value at beginning of period ..............  $   9.51    $  10.41    $  10.08   $  9.99   $ 10.45   $  9.97
                                                        --------    --------    --------   -------   -------   -------
 Net investment income ...............................      0.29        0.72        0.85      0.84      0.82      0.77
 Net realized and unrealized gain (loss) on
  investments and foreign currencies .................     (0.81)      (0.82)       0.79      0.82     (0.48)     0.47
                                                        --------    --------    --------   -------   -------   -------
 Total increase (decrease) from operations ...........     (0.52)      (0.10)       1.64      1.66      0.34      1.24
                                                        --------    --------    --------   -------   -------   -------
 Distributions to shareholders:
 From net investment income ..........................     (0.31)      (0.78)      (0.89)    (0.89)    (0.78)    (0.74)
 From net realized gains on investment
  and foreign currency transactions ..................     (0.11)      (0.03)         --        --     (0.02)       --
                                                        --------    --------    --------   -------   -------   -------
 Total distributions to shareholders .................     (0.42)      (0.81)      (0.89)    (0.89)    (0.80)    (0.74)
                                                        --------    --------    --------   -------   -------   -------
 Decrease in net assets from capital
  stock transactions .................................        --          --       (0.39)    (0.65)       --     (0.01)
                                                        --------    --------    --------   -------   -------   -------
 Offering expenses charged to capital ................        --        0.01       (0.03)    (0.03)       --     (0.01)
                                                        --------    --------    --------   -------   -------   -------
 Net increase (decrease) in net asset value ..........     (0.94)      (0.90)       0.33      0.09     (0.46)     0.48
                                                        --------    --------    --------   -------   -------   -------
 Net asset value at end of period ....................  $   8.57    $   9.51    $  10.41   $ 10.08   $  9.99   $ 10.45
                                                        ========    ========    ========   =======   =======   =======
 Per share market value at end of period .............  $  7.375    $ 8.3125    $  9.125   $  9.25   $ 9.125   $  9.75
 Total investment return(1) ..........................     (6.39)%     (0.38)%      9.54%    15.74%     1.77%     9.23%
 Net asset value return(2) ...........................     (5.47)%     (0.95)%     16.90%    17.93%     3.22%    12.65%
 Net assets at end of period (in 000's) ..............  $102,402    $113,639    $124,501   $96,390   $71,685   $74,958
 Number of shares outstanding at end of period
  (in 000's) .........................................    11,955      11,955      11,955     9,564     7,173     7,173

RATIOS TO AVERAGE NET ASSETS:
 Operating expenses ..................................      1.20%       1.14%       1.22%     1.32%     1.40%     1.47%
 Net investment income ...............................      6.58%       7.21%       8.22%     8.51%     7.88%     7.45%
 Portfolio turnover ..................................     15.45%      26.67%      16.00%    56.55%    13.71%     9.69%

(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.
(2) Based on net asset value per share, adjusted for reinvestment of distributions at the ex-dividend date net asset value and for rights offerings, assuming full subscription by shareholder.

See Notes to Financial Statements.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Notes to Financial Statements

                                                                  April 30, 1998
                                                                     (Unaudited)

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -- see Taxes.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

(ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions and between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1997 and April 30, 1998 were US$0.7033 to A$1.00 and US$0.6227 to NZ$1.00, and US$0.6523
to A$1.00 and US$0.5555 to NZ$1.00, respectively.

Investment Valuation: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Notes to Financial Statements (continued)

                                                                  April 30, 1998
                                                                     (Unaudited)

amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Market and Currency Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

Investment Transactions and Investment Income: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

Forward Currency Contracts: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

Taxes: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain (loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dividends and Distributions: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

At October 31, 1997, permanent book and tax basis differences of $44,177 and $546,327 were reclassified from paid-in capital to accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively. These differences relate primarily to redesignation of foreign currency gains (losses) for tax purposes.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Notes to Financial Statements (continued)

                                                                  April 30, 1998
                                                                     (Unaudited)

2. Agreements

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. For the six months ended April 30, 1997 and 1998, the Investment Advisor earned $421,292 and $370,175, respectively, under this agreement.

3. Portfolio Transactions

Purchases of investment securities, other than short-term investments, for the year ended October 31, 1997 and the six months ended April 30, 1998, aggregated $30,790,487 and $15,964,829, respectively. Sales of investment securities, other than short-term investments, totaled $32,030,698 and $16,958,149, respectively, during these periods. The portfolio of investments at October 31, 1997 was substantially the same in terms of types of investments to that included herein for April 30, 1998.

The United States Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1997 and April 30, 1998 was as listed below. During the year ended October 31, 1997, the Fund utilized capital loss carryforwards of $508,989.

                                    April 30, 1998    October 31, 1997
                                    --------------    ----------------

  Tax cost basis                     $91,050,089        $99,183,639
                                     ===========        ===========
  Unrealized appreciation            $ 9,850,483        $11,918,136
  Unrealized depreciation               (685,718)            (9,573)
                                     -----------        -----------
  Net unrealized
  appreciation                       $ 9,164,765        $11,908,563
                                     ===========        ===========

4. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. In October 1996, 2,390,913 shares of common stock were issued through a rights offering at a subscription price of $8.79 per share. Gross proceeds to the Fund were $21,016,125. Total estimated offering costs of $275,000 were charged to capital. The actual offering costs were $158,115, with the difference of $116,885 recognized as additional proceeds from the offering during the fiscal year ended October 31, 1997. This did not result in the issuance of any additional shares.

-------------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-------------------

Dividend Reinvestment and Cash Purchase Plan
Foreign Tax Credits
Shareholder Meeting Results                                          (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

      The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

      The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Shareholder Meeting Results

      The Fund's Annual General Meeting of Shareholders was held on April 2, 1998. Issues presented for the approval of shareholders were (1) the election of four Directors and (2) the ratification of the selection of Price Waterhouse LLP as Independent Accountants for the Fund for the fiscal year ending October 31, 1998.

      The election of Directors and the selection of accountants were approved by shareholders by large margins. There were 11,954,566 shares eligible to vote at the meeting and voting results were as follows:

                                          Number of Shares Voted
                                          ----------------------
Issue                                For          Against      Abstained
-----                                ---          -------      ---------
Election of Directors:
Sir Robert Cotton                 10,756,629      262,063         --
David M. Felder                   10,759,301      259,391         --
James J. Foley                    10,767,086      251,606         --
Stephen K. West                   10,727,559      291,133         --

Selection of Independent
 Accountants                      10,784,419       64,398       169,875

Other Directors whose term of office continued after the meeting are Leonard T. Hinde, The Earl of Limerick, G. William Miller and Nigel S. MacEwan.

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
Darien, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Stephen K. West
Director
New York, NY

Michael Fortier
Secretary and Treasurer
New York, NY

Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY

      Kleinwort
      Benson
      Australian

      Income Fund, Inc.

      Four Embarcadero Center
      Suite 3000
      San Francisco, CA 94111
      (800) 237-4218

                                                                   2520-SAR-4/98